UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of Earliest Event Reported) – December 2, 2005

Platinum Underwriters Holdings, Ltd.
(Exact name of registrant as specified in its charter)

Bermuda (State or other jurisdiction of incorporation or organization)	001-31341 (Commission File Number)	98-0416483 (IRS Employer Identification No.)

The Belvedere Building 69 Pitts Bay Road Pembroke, Bermuda (Address of principal executive offices)	HM 08 (Zip Code)
(441) 295-7195
(Registrant’s telephone number, including area code)
N/A
(Former name or address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS
SIGNATURE
Exhibit Index
EX-8.1: OPINION OF DEWEY BALLANTINE LLP
EX-8.2: OPINION OF CONYERS DILL & PEARMAN
EX-8.3: OPINION OF DEWEY BALLANTINE LLP
EX-8.4: OPINION OF CONYERS DILL & PEARMAN

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.
Platinum Underwriters Holdings, Ltd. (the “Company”) hereby files the following as exhibits to its Registration Statement on Form S-3 (File No. 333-129182), which was declared effective on November 8, 2005, and as exhibits to its Registration Statement on Form S-3 (File No. 333-113823), which was declared effective on April 5, 2004, or otherwise pursuant to the requirements of Form 8-K:
•	Exhibit 8.1 – Opinion of Dewey Ballantine LLP;

•	Exhibit 8.2 – Opinion of Conyers Dill & Pearman;

•	Exhibit 23.3 – Consent of Dewey Ballantine LLP (included in Exhibit 8.1); and

•	Exhibit 23.6 – Consent of Conyers Dill & Pearman (included in Exhibit 8.2).
The Company hereby files the following as exhibits to its Registration Statement on Form S-3 (File No. 333-129182), which was declared effective on November 8, 2005, or otherwise pursuant to the requirements of Form 8-K:
•	Exhibit 8.3 – Opinion of Dewey Ballantine LLP;

•	Exhibit 8.4 – Opinion of Conyers Dill & Pearman;

•	Exhibit 23.7 – Consent of Dewey Ballantine LLP (included in Exhibit 8.3); and

•	Exhibit 23.8 – Consent of Conyers Dill & Pearman (included in Exhibit 8.4).

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(d) Exhibits
Exhibit 8.1 Opinion of Dewey Ballantine LLP.
Exhibit 8.2 Opinion of Conyers Dill & Pearman.
Exhibit 8.3 Opinion of Dewey Ballantine LLP.
Exhibit 8.4 Opinion of Conyers Dill & Pearman.
Exhibit 23.3 Consent of Dewey Ballantine LLP (included in Exhibit 8.1).
Exhibit 23.6 Consent of Conyers Dill & Pearman (included in Exhibit 8.2).
Exhibit 23.7 Consent of Dewey Ballantine LLP (included in Exhibit 8.3).
Exhibit 23.8 Consent of Conyers Dill & Pearman (included in Exhibit 8.4).

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SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, Platinum Underwriters Holdings, Ltd. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PLATINUM UNDERWRITERS HOLDINGS, LTD.
By:	/s/ Michael E. Lombardozzi
Michael E. Lombardozzi
Executive Vice President, General Counsel and Chief Administrative Officer

Date: December 6, 2005

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Exhibit Index

Exhibit
Number	Description
Exhibit 8.1	Opinion of Dewey Ballantine LLP.

Exhibit 8.2	Opinion of Conyers Dill & Pearman.

Exhibit 8.3	Opinion of Dewey Ballantine LLP.

Exhibit 8.4	Opinion of Conyers Dill & Pearman.

Exhibit 23.3	Consent of Dewey Ballantine LLP (included in Exhibit 8.1).

Exhibit 23.6	Consent of Conyers Dill & Pearman (included in Exhibit 8.2).

Exhibit 23.7	Consent of Dewey Ballantine LLP (included in Exhibit 8.3).

Exhibit 23.8	Consent of Conyers Dill & Pearman (included in Exhibit 8.4).